SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 20, 2005

                                       CW

                                  (Depositor)

    (Issuer in respect of CHL Mortgage Pass-Through Trust, Series 2004-HYB6)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 20, 2005


                                       CW


                          By: /s/ AnnMarie Cassano
                              ------------------------------
                          Name:   AnnMarie Cassano
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated January 20, 2005


                             Payment Date: 01/20/05


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
               CHL Mortgage Pass-Through Trust, Series 2004-HYB6
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1         21,453,539.70    4.408205%       717,053.02     78,809.67      795,862.69       0.00       0.00
                        A2        429,070,794.03    4.718205%    14,341,060.40  1,687,036.76   16,028,097.16       0.00       0.00
                        A3         71,511,799.00    5.258205%     2,390,176.73    313,353.10    2,703,529.84       0.00       0.00
                        A4         18,289,857.71    5.365630%       611,311.60     81,780.51      693,092.11       0.00       0.00
                        X         545,962,208.49    0.578815%             0.00    263,342.45      263,342.45       0.00       0.00
Residual                AR                  0.00    5.365630%             0.00          0.14            0.14       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M          14,234,715.83    4.935630%         3,157.45     58,547.75       61,705.20       0.00       0.00
                        B1          9,691,359.92    4.965630%         2,149.68     40,103.09       42,252.77       0.00       0.00
                        B2          5,753,651.55    5.365630%         1,276.24     25,726.64       27,002.88       0.00       0.00
                        B3          2,725,413.89    5.365630%           604.53     12,186.30       12,790.84       0.00       0.00
                        B4          5,450,827.78    5.365630%         1,209.07     24,372.61       25,581.67       0.00       0.00
                        B5          1,516,465.05    5.365630%           336.37      6,780.66        7,117.03      -0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        579,698,424.48     -           18,068,335.09  2,592,039.69   20,660,374.78     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1         20,736,486.68              0.00
                                A2        414,729,733.63              0.00
                                A3         69,121,622.27              0.00
                                A4         17,678,546.11              0.00
                                X         528,508,611.21              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M          14,231,558.38              0.00
                                B1          9,689,210.25              0.00
                                B2          5,752,375.31              0.00
                                B3          2,724,809.36              0.00
                                B4          5,449,618.72              0.00
                                B5          1,516,128.68              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        561,630,089.39     -
--------------------------------------------------------------------------------

                             Payment Date: 01/20/05


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
               CHL Mortgage Pass-Through Trust, Series 2004-HYB6
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1     21,453,539.70     4.408205% 12669F6L2    31.869023      3.502652    921.621630
                           A2    429,070,794.03     4.718205% 12669GBA8    31.869023      3.748971    921.621630
                           A3     71,511,799.00     5.258205% 12669GBC4    31.869023      4.178041    921.621630
                           A4     18,289,857.71     5.365630% 12669GBE0    31.869023      4.263399    921.621630
                           X     545,962,208.49     0.578815% 12669F6M0     0.000000      0.460840    924.871572
Residual                   AR              0.00     5.365630% 12669GBG5     0.000000      1.350687      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M      14,234,715.83     4.935630% 12669F6N8     0.221685      4.110633    999.196684
                           B1      9,691,359.92     4.965630% 12669F6P3     0.221685      4.135618    999.196684
                           B2      5,753,651.55     5.365630% 12669F6Q1     0.221685      4.468758    999.196684
                           B3      2,725,413.89     5.365630% 12669F6R9     0.221685      4.468758    999.196684
                           B4      5,450,827.78     5.365630% 12669F6S7     0.221685      4.468758    999.196684
                           B5      1,516,465.05     5.365630% 12669F6T5     0.221685      4.468758    999.196625
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     579,698,424.48       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
               CHL Mortgage Pass-Through Trust, Series 2004-HYB6
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       561,630,089.39   561,630,089.39
Loan count                   1359             1359
Avg loan rate           5.684217%             5.68
Prepay amount       17,939,750.11    17,939,750.11

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees       101,020.35       101,020.35
Sub servicer fees        3,135.60         3,135.60
Trustee fees             4,347.74         4,347.74


Agg advances                  N/A              N/A
Adv this period         79,560.21        79,560.21

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud               12,121,550.00    12,121,550.00
Special Hazard       5,796,984.24     5,796,984.24


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           93.209522%           100.000000%            540,325,990.45
   -----------------------------------------------------------------------------
   Junior            6.790478%             0.000000%             39,363,700.69
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          28                11,266,619.13
60 to 89 days                           4                 1,959,974.89
90 or more                              3                 1,020,000.00
Foreclosure                             1                 1,100,000.00

Totals:                                36                15,346,594.02
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           20,660,374.78         20,660,374.78
Principal remittance amount           18,068,335.09         18,068,335.09
Interest remittance amount             2,592,039.69          2,592,039.69